UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELWARE

In re HANCOCK FABRICS, INC., *et al*.

Case No. 16-10296 (BLS)
Reporting Period: 02/02/16 - 02/27/16

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X		
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	X		
Schedule of Professional Fees Paid	MOR-1b	X		
Copies of bank statements				
Cash disbursements journals				
Statement of Operations	MOR-2	X		
Balance Sheet	MOR-3	X		
Status of Postpetition Taxes	MOR-4	X		
Copies of IRS Form 6123 or payment receipt				
Copies of tax returns filed during reporting period				
Summary of Unpaid Postpetition Debts	MOR-4	X		
Listing of aged accounts payable	MOR-4	X		
Accounts Receivable Reconciliation and Aging	MOR-5	X		
Debtor Questionnaire	MOR-5	X		

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

_______________________ Signature of Debtor — _______________ Date

_______________________ Signature of Joint Debtor — _______________ Date

_______________________ Signature of Authorized Individual* — _______________ Date

Rebecca Flick
Printed Name of Authorized Individual

EVP/CFO/Treasurer/Corp Secy
Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 02/02/16 - 02/27/16

(in 000s)

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

	BANK ACCOUNTS	CURRENT MONTH	CUMULATIVE FILING TO DATE
	All Accounts[3]	ACTUAL	ACTUAL
CASH BEGINNING OF MONTH	3,905	3,905	3,905
RECEIPTS			
CASH SALES	5,449	5,449	5,449
ACCOUNTS RECEIVABLE	15,763	15,763	15,763
LOANS AND ADVANCES	0	0	0
SALE OF ASSETS	0	0	0
OTHER (ATTACH LIST)	114	114	114
TRANSFERS (FROM DIP ACCTS)	0	0	0
		0	0
TOTAL RECEIPTS	**21,326**	**21,326**	**21,326**
DISBURSEMENTS			
NET PAYROLL	2,673	2,673	2,673
PAYROLL TAXES	690	690	690
SALES, USE, & OTHER TAXES	1,486	1,486	1,486
INVENTORY PURCHASES	10,927	10,927	10,927
SECURED/ RENTAL/ LEASES	1	1	1
INSURANCE	507	507	507
ADMINISTRATIVE	439	439	439
SELLING	365	365	365
OTHER (ATTACH LIST)	1,321	1,321	1,321
NET LOAN PAYDOWN	2,579	2,579	2,579
OWNER DRAW *	0	0	0
TRANSFERS (TO DIP ACCTS)	0	0	0
PROFESSIONAL FEES[2]	1,290	1,290	1,290
U.S. TRUSTEE QUARTERLY FEES	0	0	0
COURT COSTS	0	0	0
TOTAL DISBURSEMENTS	**22,279**	**22,278**	**22,278**
NET CASH FLOW	(952)	(952)	(952)
(RECEIPTS LESS DISBURSEMENTS)			
CASH - END OF MONTH	**2,953**	**2,953**	**2,953**

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)	
TOTAL DISBURSEMENTS	$22,278
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$0
LESS: SALES PAID TO LIQUIDATOR	
LESS: DISBURSEMENTS MADE ON BEHALF OF LIQUIDATOR	
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$0
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$22,278

Note 1: The Debtor consolidates all cash accounts into one summary and, thus, is reporting its bank accounts on a consolidated basis. Bank reconciliations are shown individually on schedule MOR-1a.
Note 2: Represents amounts paid to professional fee escrow account held by a third party, pursuant to Bankruptcy Court order approving post-petition financing. Professional fees will be paid to case professionals as allowed by the Bankruptcy Court and consistent with the compensation procedures approved by the Bankruptcy Court in these Chapter 11 cases.

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 02/02/16 - 02/27/16

OTHER DISBURSEMENTS	AMOUNT
Common Carrier	1,148
Liquidator Charges	172
Total Other Disbursements	1,321
OTHER CASH RECEIPTS	
Affinion (Promotional Income)	114
Total Other Cash Receipts	114

	(in $000s)							
	16-10296	16-10297	16-10299	16-10301	16-10302	16-10300	16-10298	
	Hancock Fabrics, Inc.	Hancock Fabrics, LLC	hancockfabrics.com, Inc.	HF Merchandising, Inc.	HF Resources, Inc.	HF Enterprises, Inc.	Hancock Fabrics of MI, Inc.	Total
Cash Beg Of Month	$ 3,526	$ 211	$ 81	$ 86	$ -	$ -	$ -	$ 3,905
Total Reciepts	$ 19,255	$ 1,154	$ 445	$ 472	$ -	$ -	$ -	$ 21,326
Total Disbursements	$ 20,115	$ 1,205	$ 465	$ 493	$ -	$ -	$ -	$ 22,278
Net Cash Flow	$ (860)	$ (52)	$ (20)	$ (21)	$ -	$ -	$ -	$ (952)
Cash End of Month	$ 2,666	$ 160	$ 62	$ 65	$ -	$ -	$ -	$ 2,953

Note : Amounts were allocated to each entity based upon the Entities Retail Salaries & Wages as a percentage of Total Company Retail Salaries & Wages. See Summary P&L at end of report

In re HANCOCK FABRICS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 02/02/16 - 02/27/16

Bank Reconciliation Summary		$	
401- 11	999 Petty Cash Stores	111,089.48	
Corporate Accounts			
402- 11	999 BancorpSouth - Concentration	1,207,701.47	
402- 31	999 BancorpSouth - Elavon/GECC	171,102.92	
402- 71	999 BancorpSouth - Operating Acct.	268,360.37	
402- 81	999 BancorpSouth-Accounts Payable	63,620.17	
402-101	999 BancorpSouth - Admin Payroll	51,785.75	
402-131	999 BancorpSouth - Hourly Payroll	40,115.61	
402-511	999 Wells Fargo Bank-HF Resources	2,752.67	
402-521	999 Wells Fargo Bank-HF Enterprises	6,291.02	1,811,729.98
Store Bank Accounts			
404- 11	1025 Store Bank Accounts	12,008.29	
404- 11	1031 Store Bank Accounts	348,571.05	
404- 11	1055 Store Bank Accounts	178,699.74	
404- 11	1060 Store Bank Accounts	158,543.53	
404- 11	1090 Store Bank Accounts	9,207.62	
404- 11	1127 Store Bank Accounts	11,387.65	
404- 11	1146 Store Bank Accounts	114,927.92	
404- 11	1249 Store Bank Accounts	35,840.54	
404- 11	1285 Store Bank Accounts	12,951.44	
404- 11	1294 Store Bank Accounts	9,180.52	
404- 11	1358 Store Bank Accounts	21,789.80	
404- 11	1621 Store Bank Accounts	10,012.72	
404- 11	1668 Store Bank Accounts	9,979.07	
404- 11	1674 Store Bank Accounts	23,768.25	
404- 11	1675 Store Bank Accounts	12,611.27	
404- 11	1685 Store Bank Accounts	9,796.94	
404- 11	1696 Store Bank Accounts	12,456.58	
404- 11	1702 Store Bank Accounts	11,958.71	
404- 11	1769 Store Bank Accounts	12,824.97	
404- 11	6049 Store Bank Accounts	5,683.80	
404- 11	6193 Store Bank Accounts	7,809.38	1,030,009.79
		2,952,829.25	

In re HANCOCK FABRICS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 02/02/16 - 02/27/16

Corporate Accounts

	BancorpSouth - Concentration 1210513	BancorpSouth - Elavon/GECC 41972803	BancorpSouth - Operating Acct. 1238083	BancorpSouth - Admin Payroll 1230662	BancorpSouth - Hourly Payroll 60550191	Wells Fargo Bank-HF Resources 2000038373008	Wells Fargo Bank-HF Enterprises 2000038372999
Balance per books	1,207,701.47	171,102.92	268,360.37	51,785.75	40,115.61	2,752.67	6,291.02
Bank Balance	1,172,938.03	200,000.00	174,157.45	34,651.79	38,297.80	2,996.69	5,841.02
Deposits in Transit	-	-	-	-	-	-	-
In-Transit Sweeps	-	-	-	-	-	-	-
Outstanding Checks	-	-	-	-	-	-	-
Deposits in Op Account	-	-	-	-	-	-	-
Reclass of Oustanding Checks to A/P	-	-	-	-	-		
Unposted GL Entries	34,763.44	(28,897.08)	94,202.92	17,133.96	1,817.81	(244.02)	450.00
Adjusted Bank Balance	1,207,701.47	171,102.92	268,360.37	51,785.75	40,115.61	2,752.67	6,291.02

In re HANCOCK FABRICS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 02/02/16 - 02/27/16

Corporate Accounts	BancorpSouth-Accounts Payable 41973405
Balance per books	**63,620.17**
Bank Balance	**63,446.02**
Deposits in Transit	-
In-Transit Sweeps	-
Outstanding Checks	(136,513.54)
Deposits In Op Account	-
Reclass of Oustanding Checks to A/P	136,513.54
Unposted GL Entries	174.15
Adjusted Bank Balance	**63,620.17**

Deposits in Transit	Date	Amount
		-

Outstanding Checks	Check No.	Amount
	3008	28.00
	3038	46.13
	4829	16.00
	6347	11.98
	8545	3.40
	9185	195.92
	9848	197.40
	11075	1,172.47
	11118	15.00
	12978	80.00
	18468	726.00
	22155	8.25
	22317	212.00
	22837	3.00
	24372	31.50
	26521	85.00
	29008	6.00
	30307	50.00
	35103	9.00
	36733	150.97
	39132	15.00
	46840	15.00
	48156	69.00
	54362	60.98
	56940	50.00
	57123	4,902.00
	59232	50.77
	61544	16.50
	63539	43.84
	63777	48.00
	63857	369.90
	63876	58.00
	64668	87.44
	65026	450.00
	65145	59.20
	65916	180.00
	66024	300.00
	66890	66.71
	66943	104.00
	67397	138.96
	70353	5.45
	72251	14.25
	72994	63.53
	76493	46.25
	77100	106.99
	80535	10.00
	80542	5.00
	80667	510.51
	80891	515.76
	82711	231.86

Outstanding Checks

Check No.	Amount
83463	3.03
85263	86.73
85315	155.86
85635	155.40
85739	129.89
87409	592.35
88527	192.99
90084	1,145.00
92953	52.35
93958	280.02
95159	11.22
95163	372.50
97652	139.07
122117	398.64
122127	216.00
122141	106.62
122149	175.67
122153	108.73
122156	221.50
122160	304.37
122161	111.18
122169	135.79
122170	8.01
122178	63.88
122184	80.87
122187	96.40
122188	17.49
122190	317.99
122192	37.01
122194	100.99
122201	12.11
122208	23.60
122209	163.19
122216	123.20
122222	5.18
122223	48.74
122224	121.64
122226	80.96
122233	72.00
122243	8.11
122246	35.54
122253	83.38
122258	16.93
122268	110.49
122269	14.18
122270	34.95
122272	153.04
122274	21.03
122277	27.42
122278	161.95
122281	93.49
122282	20.77
122285	41.76
122287	24.00
122288	72.00
122292	57.28
122293	49.58
122295	65.49
122296	19.75
122297	676.87
122298	35.54
122301	28.06
122304	78.29
122307	3.42
122308	52,467.99
122310	12,979.30
122311	184.06
122312	38,423.24
122313	2,383.86
122314	266.85
122315	100.00
122316	174.36
122317	720.79
122318	304.49
122319	141.18
122320	108.99

Outstanding Checks

Check No.	Amount
122321	2.45
122322	24.24
122323	33.60
122324	80.00
122325	45.66
122326	162.50
122327	7.50
122328	100.00
122329	45.99
122330	131.30
122331	32.44
122332	90.24
122333	80.12
122334	145.59
122335	349.82
122336	81.75
122337	15.77
122338	20.33
122339	35.00
122340	8.30
122341	39.55
122342	84.59
122343	196.59
122344	279.69
122345	72.00
122346	24.48
122347	17.91
122348	91.51
122349	65.03
122350	40.82
122351	41.42
122352	37.50
122353	59.30
122354	103.92
122355	18.92
122356	30.37
122357	52.48
122358	802.87
122359	35.54
122360	184.80
122361	2.50
122362	155.88
122363	63.35
122364	109.50
122365	168.00
122366	93.66
122367	195.59
122368	235.43
122369	280.20
122370	231.02
122371	138.96
122372	11.42
122373	180.03
122374	2,602.59
	136,513.54

In re HANCOCK FABRICS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 02/02/16 - 02/27/16

Store Bank Accounts

		Simmons First National Bank 0351806		Wells Fargo Various accounts		Regions Various accounts		JP Morgan Chase 789502887
`		**12,008.29**		**348,571.05**		**178,699.74**		**158,543.53**
Bank Balance		**9,200.20**		**147,879.15**		**73,208.57**		**53,938.74**
Deposits In Transit		2,722.40		191,294.49		96,629.66		93,348.64
In-Transit Sweeps		-		-		-		-
Outstanding Checks		-		-		-		-
Deposits in Op Account		-		10,162.52		-		-
Unposted GL Entries		85.69		(765.11)		8,861.51		11,256.15
Adjusted Bank Balance		**12,008.29**		**348,571.05**		**178,699.74**		**158,543.53**
Deposits in Transit	2/26/2016	1,232.90	2/22/2016	544.63	2/17/2016	637.08	2/25/2016	2,792.90
	2/27/2016	1,489.50	2/23/2016	777.89	2/18/2016	584.96	2/26/2016	39,829.78
			2/24/2016	1,796.86	2/19/2016	858.02	2/27/2016	50,725.96
			2/25/2016	5,436.71	2/24/2016	704.37		
			2/26/2016	88,308.40	2/25/2016	4,528.20		
			2/27/2016	94,430.00	2/26/2016	39,063.94		
					2/27/2016	50,253.09		
		2,722.40		191,294.49		96,629.66		93,348.64

In re HANCOCK FABRICS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 02/02/16 - 02/27/16

Store Bank Accounts

	BancFirst 0304200544		First Bank 9831918197		Wells Fargo (Wachovia) 2000036916166		Wells Fargo LLC Various accounts		SunTrust Bank 1000126810406	
`		**9,207.62**		**11,387.65**		**114,927.92**		**35,840.54**		**12,951.44**
Bank Balance		**7,416.67**		**9,294.97**		**39,314.94**		**16,578.02**		**10,701.33**
Deposits In Transit		1,751.43		2,050.86		74,297.19		19,120.70		2,215.11
In-Transit Sweeps		-		-		-		-		-
Outstanding Checks		-		-		-		-		-
Deposits in Op Account		-		-		-		-		-
Unposted GL Entries		39.52		41.82		1,315.79		141.82		35.00
Adjusted Bank Balance		**9,207.62**		**11,387.65**		**114,927.92**		**35,840.54**		**12,951.44**
Deposits in Transit	2/26/2016	445.63	2/26/2016	1,344.44	2/25/2016	4,238.69	2/25/2016	2,379.75	2/26/2016	1,079.38
	2/27/2016	1,305.80	2/27/2016	706.42	2/26/2016	29,787.70	2/26/2016	7,840.99	2/27/2016	1,135.73
					2/27/2016	40,270.80	2/27/2016	8,899.96		
		1,751.43		2,050.86		74,297.19		19,120.70		2,215.11

In re HANCOCK FABRICS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 02/02/16 - 02/27/16

Store Bank Accounts

		Bank of Oklahoma 308779575		Commerce Bank 581234201		First National Bank 2027442		American National Bank 614006708
`		**9,180.52**		**21,789.80**		**10,012.72**		**9,979.07**
Bank Balance		**7,283.03**		**18,931.75**		**8,441.51**		**8,601.65**
Deposits In Transit		1,764.80		2,845.10		1,633.18		1,155.44
In-Transit Sweeps		-		-		-		-
Outstanding Checks		-		-		-		-
Deposits in Op Account		-		-		-		-
Unposted GL Entries		132.69		12.95		(61.97)		221.98
Adjusted Bank Balance		**9,180.52**		**21,789.80**		**10,012.72**		**9,979.07**
Deposits in Transit	2/26/2016	1,037.25	2/25/2016	318.84	2/26/2016	745.52	2/26/2016	549.44
	2/27/2016	727.55	2/26/2016	400.65	2/27/2016	887.66	2/27/2016	606.00
			2/27/2016	736.49				
			2/26/2016	758.77				
			2/27/2016	630.35				
		1,764.80		2,845.10		1,633.18		1,155.44

In re HANCOCK FABRICS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 02/02/16 - 02/27/16

Store Bank Accounts

		BancFirst 10135535		BMO Harris Bank 8060910		First Merit Bank 5050081425		PNC Bank 5557111659
`		**23,768.25**		**12,611.27**		**9,796.94**		**12,456.58**
Bank Balance		**20,696.24**		**10,283.83**		**8,161.22**		**11,993.77**
Deposits In Transit		3,042.71		2,179.23		1,573.04		1,806.81
In-Transit Sweeps		-		-		-		(1,489.83)
Outstanding Checks		-		-		-		-
Deposits in Op Account		-		-		-		-
Unposted GL Entries		29.30		148.21		62.68		125.83
Adjusted Bank Balance		**23,768.25**		**12,611.27**		**9,796.94**		**12,456.58**
Deposits in Transit	2/26/2016	1,884.35	2/26/2016	1,372.84	2/26/2016	840.87	2/25/2016	532.10
	2/27/2016	1,158.36	2/27/2016	806.39	2/27/2016	732.17	2/26/2016	460.03
							2/27/2016	814.68
		3,042.71		2,179.23		1,573.04		1,806.81

In re HANCOCK FABRICS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 02/02/16 - 02/27/16

Store Bank Accounts

	US Bank 496011495		Commercial National Bank 808741		Genoa Bank 46653601		Associated Bank N.A. 217323725 2	
`		**11,958.71**		**12,824.97**		**5,683.80**		**7,809.38**
Bank Balance		**10,196.28**		**10,960.12**		**4,732.68**		**6,326.75**
Deposits In Transit		1,632.52		1,856.79		951.12		1,407.76
In-Transit Sweeps		-		-		-		-
Outstanding Checks		-		-		-		-
Deposits in Op Account		-		-		-		-
Unposted GL Entries		129.91		8.06		-		74.87
Adjusted Bank Balance		**11,958.71**		**12,824.97**		**5,683.80**		**7,809.38**
Deposits in Transit	2/26/2016	732.33	2/26/2016	916.58	2/26/2016	471.74	2/26/2016	493.14
	2/27/2016	900.19	2/27/2016	940.21	2/27/2016	479.38	2/27/2016	914.62
		1,632.52		1,856.79		951.12		1,407.76

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 02/02/16 - 02/27/16

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

(in $000s)

Payee	Period Covered	Amount Approved	Payor	Check		Amount Paid		Year-To-Date	
				Number	Date	Fees	Expenses	Fees	Expenses
Case Professionals			HANCOCK FABRICS, INC., et al.	154304	2/12/2016	700	0	700	0
Case Professionals			HANCOCK FABRICS, INC., et al.	133688	2/22/2016	295	0	295	0
Case Professionals			HANCOCK FABRICS, INC., et al.	194375	2/26/2016	295	0	295	0

Note: Represents amounts paid to professional fee escrow account held by a third party, pursuant to Bankruptcy Court order approving post-petition financing. Professional fees will be paid to case professionals as allowed by the Bankruptcy Court and consistent with the compensation procedures approved by the Bankruptcy Court in these Chapter 11 cases.

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 02/02/16 - 02/27/16

STATEMENT OF OPERATIONS

(Income Statement)

(in $000s)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	$21,724	$21,724
Less: Returns and Allowances	0	0
Net Revenue	$21,724	$21,724
COST OF GOODS SOLD		
Beginning Inventory	95,238	95,238
Add: Purchases	10,096	10,096
Add: Cost of Labor	0	0
Add: Other Costs (attach schedule)	0	0
Less: Ending Inventory	(93,950)	(93,950)
Cost of Goods Sold	11,384	11,384
Gross Profit	10,340	10,340
OPERATING EXPENSES		
Advertising	392	392
Auto and Truck Expense	6	6
Bad Debts	(3)	(3)
Contributions	0	0
Employee Benefits Programs	268	268
Insider Compensation*	214	214
Insurance	335	335
Management Fees/Bonuses	0	0
Office Expense	55	55
Pension & Profit-Sharing Plans	137	137
Repairs and Maintenance	158	158
Rent and Lease Expense	1,992	1,992
Salaries/Commissions/Fees	3,085	3,085
Supplies	153	153
Taxes - Payroll	290	290
Taxes - Real Estate	367	367
Taxes - Other	33	33
Travel and Entertainment	57	57
Utilities	693	693
Other (attach schedule)	748	748
Total Operating Expenses Before Depreciation	**8,979**	**8,979**
Depreciation/Depletion/Amortization	292	292
Net Profit (Loss) Before Other Income & Expenses	**1,069**	**1,069**
OTHER INCOME AND EXPENSES		
Other Income (attach schedule)	(79)	(79)
Interest Expense	3,855	3,855
Other Expense (attach schedule)	(41)	(41)
Net Profit (Loss) Before Reorganization Items	**(2,666)**	**(2,666)**
REORGANIZATION ITEMS		
Professional Fees [1]	1,290	1,290
U. S. Trustee Quarterly Fees	0	0
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)	(0)	(0)
Gain (Loss) from Sale of Equipment	0	0
Other Reorganization Expenses (attach schedule)	0	0
Total Reorganization Expenses	**1,290**	**1,290**
Income Taxes	0	0
Net Profit (Loss)	**($3,956)**	**($3,956)**

*"Insider" is defined in 11 U.S.C. Section 101(31).

Note 1: Represents amounts paid to professional fee escrow account held by a third party, pursuant to Bankruptcy Court order approving post-petition financing. Professional fees will be paid to case professionals as allowed by the Bankruptcy Court and consistent with the compensation procedures approved by the Bankruptcy Court in these Chapter 11 cases.

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 02/02/16 - 02/27/16

STATEMENT OF OPERATIONS - continuation sheet

(in $000s)

BREAKDOWN OF "OTHER" CATEGORY	Month	Cumulative Filing to Date
Other Costs		
	$0	$0
	$0	$0
	$0	$0
	$0	$0
Total Other Costs	$0	$0
Other Operational Expenses		
Discount on Credit Card Sales	$339	$339
Outside Services	$182	$182
Outside D/C Labor	$90	$90
Outside Service - Inventory	$40	$40
Miscellaneous Operating Expense	$67	$67
GIFT CARD FEES	$11	$11
Outside Services - Remodel	$10	$10
Over/Short	$8	$8
Recruiting Fees and Expenses	$1	$1
Employee Relations and Training	$1	$1
Total Other Operational Expenses	$748	$748
Other Income		
Commission Income	($82)	($82)
Non - Operating Income	$4	$4
Total Other Income	($79)	($79)
Other Expenses		
Commission Expense	$10	$10
Non - Operating Expense	$4	$4
Gain or Loss on FA Disposition	$3	$3
Stockholder Service	$0	$0
Transfer Agent Expense	$0	$0
Directors Fees [1]	($58)	($58)
Total Other Expenses	($41)	($41)
Other Reorganization Expenses		
	$0	$0
	$0	$0
Total Other Reorganization Expenses	$0	$0

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.
Note 1: Represents reversal of accrual from prior accounting period.

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.
(in $000s)

ASSETS	BOOK VALUE AT END OF ›RRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS		
Unrestricted Cash and Equivalents	2,953	3,905
Restricted Cash and Cash Equivalents (see continuation sheet)	0	0
Accounts Receivable (Net)	2,782	858
Notes Receivable	0	0
Inventories	93,950	95,238
Prepaid Expenses	6,255	2,235
Professional Retainers [1]	1,231	1,231
Other Current Assets (attach schedule)	1,496	1,523
TOTAL CURRENT ASSETS	**$108,667**	**$105,031**
PROPERTY AND EQUIPMENT		
Real Property and Improvements	26,959	26,959
Machinery and Equipment	405	405
Furniture, Fixtures and Office Equipment	54,985	54,986
Leasehold Improvements	8,143	8,145
Vehicles	642	642
Less Accumulated Depreciation	(60,703)	(60,393)
TOTAL PROPERTY & EQUIPMENT	**$30,431**	**$30,744**
OTHER ASSETS		
Loans to Insiders*	0	0
Other Assets (attach schedule)	5,700	5,671
TOTAL OTHER ASSETS	**$5,700**	**$5,671**
TOTAL ASSETS	**$144,798**	**$141,446**

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MO›	BOOK VALUE AT EN› CURRENT REPORTING
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)		
Accounts Payable	1,845	0
Taxes Payable (refer to FORM MOR-4)	1,820	0
Wages Payable	699	0
Accrued Expenses (attach schedule)	5,227	0
Notes Payable	0	0
Rent / Leases - Building/Equipment	2,181	0
Secured Debt - WF/GA/DBT	20,053	0
Professional Fees	0	0
Amounts Due to Insiders*	0	0
Other Postpetition Liabilities (attach schedule)	0	0
TOTAL POSTPETITION LIABILITIES	**$31,826**	**$0**
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)		
Secured Debt - 1st Lien (Revolver)	37,034	55,125
Secured Debt - 2nd Lien (Term)	18,290	17,500
Secured Debt - 3rd Lien (Notes)	8,204	8,204
Priority Debt	4,039	6,875
Other Prepetition Liabilities (attach schedule)	59,672	63,397
Unsecured Debt	25,083	25,836
TOTAL PRE-PETITION LIABILITIES	**$152,323**	**$176,937**
TOTAL LIABILITIES	**$184,148**	**$176,937**
OWNER EQUITY		
Capital Stock	371	371
Additional Paid-In Capital	93,478	93,478
Partners' Capital Account	0	0
Owner's Equity Account	0	0
Retained Earnings - Pre-Petition	(129,243)	(129,339)
Retained Earnings - Postpetition	(3,956)	0
Adjustments to Owner Equity (attach schedule)	0	0
Postpetition Contributions (Distributions) (Draws) (attach schedule)	0	0
NET OWNER EQUITY	**($39,351)**	**($35,491)**
TOTAL LIABILITIES AND OWNERS' EQUITY	**$144,798**	**$141,446**

*"Insider" is defined in 11 U.S.C. Section 101(31).
Note 1 - Reflects professional fee payments made prior to petition date.

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 02/02/16 - 02/27/16

BALANCE SHEET - continuation sheet

(in $000s)

ASSETS		BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Current Assets			
	A/R - Independents	4	2
	A/R - Miscellaneous	202	202
	Insurance Claims Receivable	632	735
	Employee Signing Bonus A/R	24	26
	A/R Volume Discounts	14	14
	A/R - Affinion Group	616	539
	Due from Pension Fund	4	4
Total Current Other Assets		1,496	1,523
Other Assets			
	Utility Deposits	284	222
	Work Comp Loss Fund	192	192
	G/L Loss Fund	30	30
	FSA Deposit-UHC	8	8
	ADP Aline Pay Card Deposit	7	8
	A/R Hirschberg Schutz	254	254
	Goodwill (Net)	2,880	2,880
	Deferred Charges	2,046	2,077
Total Other Assets		5,700	5,671

LIABILITIES AND OWNER EQUITY		BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Postpetition Liabilities			
		0	0
		0	0
		0	0
Total Other Postpetition Liabilities		0	0
Other Prepetition Liabilities			
	Mdse Liability Reserves / Adjustments	0	3,412
	Pension Liabilities	41,631	41,600
	Post Retirement Benefits	3,066	3,062
	Workers Comp Reserves	2,569	2,655
	Accrued Rent Liability - ST	1,614	1,630
	Accrued Real Estate Taxes - LL	1,974	1,974
	Accrued Franchise Taxes	57	57
	Capital Lease Obligation	2,197	2,209
	Stepped Rent	1,975	1,975
	Unapplied Rent Credit	1,598	1,618
	L/T Deferred Comp	1,059	1,070
	Accrued G/L Liability - ST	723	723
	Other Accrued Liabilities	1,208	1,412
Total Other Prepetition Liabilities		59,672	63,397

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 02/02/16 - 02/27/16

BALANCE SHEET - continuation sheet

(in $000s)

Accrued Expenses - Detail			
	A/P In Transit Merchandise	2,111	0
	Holding-A/P Warehouse	1,421	0
	Accrued Int NP	577	0
	Accounts Payable Other	330	0
	Employee Medical Ins.- HRA	265	0
	AP Utilities	193	0
	Employee Medical Accrual-Blue Cross	134	0
	Workers Comp. Reserve	103	0
	Gift Card Liability	66	0
	Other	26	0
Total Accrued Expenses - Detail		5,227	0

Adjustments to Owner Equity			
		0	0
		0	0
		0	0
Total Adjustments to Owner Equity		0	0
Postpetition Contributions (Distributions) (Draws)			
		0	0
		0	0
		0	0
Total Postpetition Contributions (Distributions) (Draws)		0	0

Restricted Cash is cash that is restricted for a specific use and not available to fund operations.
Typically, restricted cash is segregated into a separate account, such as an escrow account.

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 02/02/16 - 02/27/16

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.
(in $000s)

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal						
Withholding	0	237	86	2/4, 2/5, 2/11, 2/18, 2/25	EFT	151
FICA-Employee	0	241	140	2/4, 2/5, 2/11, 2/18, 2/25	EFT	100
FICA-Employer	0	241	140	2/4, 2/5, 2/11, 2/18, 2/25	EFT	100
Unemployment	0	42	42	2/4, 2/5, 2/11, 2/18, 2/25	EFT	0
Income	0					0
Other:	0					0
Total Federal Taxes	**0**	**761**	**409**			**352**
State and Local						
Withholding	0	79	42	2/4, 2/5, 2/11, 2/18, 2/25	EFT	37
Sales	0	1,597	478	2/16-2/19,2/22-2/26,2/29,3/4	EFT	1,119
Excise	0	0				0
Unemployment	0	1	1	2/4, 2/5, 2/11, 2/18, 2/25	EFT	0
Real Property	0	256	0			256
Personal Property	0	57	0	2/29, 2/10, 2/28,2/15,2/16,2/25	EFT	57
Other:	0	0				0
Total State and Local	**0**	**1,989**	**520**			**1,469**
Total Taxes	**0**	**2,750**	**930**			**1,820**

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

		Number of Days Past Due				
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	0	1,845				1,845
Wages Payable		699				699
Taxes Payable		1,820				1,820
Rent/Leases-Building		2,181				2,181
Rent/Leases-Equipment						0
Secured Debt/Adequate Protection Payments						0
Professional Fees						0
Amounts Due to Insiders*						0
Other:						0
Other:						0
Total Postpetition Debts	**0**	**6,545**	**0**	**0**	**0**	**6,545**

Explain how and when the Debtor intends to pay any past-due postpetition debts.

*"Insider" is defined in 11 U.S.C. Section 101(31).

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 02/02/16 - 02/27/16

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

(in $000s)

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	898
+ Amounts billed during the period	17,646
- Amounts collected during the period	(15,763)
Total Accounts Receivable at the end of the reporting period	**2,782**
Accounts Receivable Aging	**Amount**
0 - 30 days old	2,782
31 - 60 days old	0
61 - 90 days old	0
91+ days old	0
Total Accounts Receivable	**2,782**
Amount considered uncollectible (Bad Debt)	0
Accounts Receivable (Net)	**2,782**

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	X	
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X	
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X	
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X

Note 1: A group of stores conducting GOB sales, pursuant to Bankruptcy Court approval.

Hancock Fabrics
2015 P&L Allocation
(in dollars)

	Total 2015	Hancock Fabrics, Inc. 16-10296	Hancock Fabrics, LLC 16-10297	Hancock Fabrics of MI 16-10298	Hancockfabrics.com 16-10299	HF Enterprises, Inc. 16-10300	HF Merchandising, Inc. 16-10301	HF Resources, Inc. 16-10302
Net Sales	269,710,160	248,567,492	13,783,691	-	7,358,977	-	-	-
COGS	161,369,217	148,899,207	7,500,765	-	4,969,235	-	9	-
Gross Margin	108,340,944	74,615,955	5,028,830	-	2,389,741	-	26,306,417	-
Store-ops Expenses	115,592,738	95,064,177	5,621,492	-	2,950,085	(7,896,623)	29,082,686	(9,229,079)
General and Admin Expenses	12,189,378	6,596,304	113,726	-	316	3,317	5,472,398	3,317
Total Expenses	127,782,116	101,660,481	5,735,218	-	2,950,401	(7,893,307)	34,555,084	(9,225,762)
Total Net Income/(Loss)	(19,441,172)	(27,044,526)	(706,388)	-	(560,659)	7,893,307	(8,248,667)	9,225,762

Memo:

Retail Salary & Wages (included in Store-ops Exp)	33,132,429	29,915,659	1,792,489	-	690,871	-	733,410	-